EX-99.23(d)(71)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 1, 2004,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, the advisory fees for some of the Putnam sub-advised Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2004, attached hereto.

     2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST

By: _/s/ ROBERT A. FRITTS___________
Name:    Robert A. Fritts
Title:   President and Chief Executive Officer



 JACKSON NATIONAL ASSET MANAGEMENT, LLC

 By: __/s/ MARK D. NERUD____________
 Name:    Mark D. Nerud
 Title:   Chief Financial Officer

                                   SCHEDULE B
                                DATED MAY 1, 2004

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                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                       .775%
                                                     $300 million to $500 million                              .75%
                                                     Over $500 million                                         .70%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $150 million                                       .775%
                                                     $150 million to $300 million                             .725%
                                                     Over $300 million                                         .70%

JNL/Lazard Small Cap Value Fund                      $0 to $50 million                                         .85%
                                                     $50 million to $150 million                               .80%
                                                     $150 million to $300 million                             .775%
                                                     Over $300 million                                        .725%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/PPM America Balanced Fund                        $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America High Yield Bond Fund                 $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America Money Market Fund                    $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/PPM America Value Fund                           $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .80%
                                                     $50 million to $500 million                               .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers Balanced Fund                   $0 to $50 million                                         .60%
                                                     $50 million to $100 million                               .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .60%
                                                     $50 million to $100million                                .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     Over $150 million                                         .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $300 million                                        .70%
                                                     Over $300 million                                         .65%
JNL/S&P Aggressive Growth Fund I                     $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Conservative Growth Fund I                   $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Aggressive Growth Fund I              $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Growth Fund I                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Moderate Growth Fund I                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Very Aggressive Growth Fund I                $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 50 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 75 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 100 Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%
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